TFS CAPITAL INVESTMENT TRUST

Supplement dated February 12, 2014
To the Summary Prospectus, Prospectus and Statement of Additional Information of
TFS Market Neutral Fund all dated March 1, 2013,
as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of TFS Market Neutral Fund, a series of TFS Capital Investment Trust (the “Trust”), dated March 1, 2013, as supplemented September 19, 2013.  You should retain this Supplement for future reference.  Copies of the Summary Prospectus, Prospectus, and SAI, as supplemented, may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

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Termination of Subscription Policy for TFS Market Neutral Fund (the “Fund”)
Effective March 1, 2014

The Board of Trustees of the Trust has approved the termination of the Fund’s Subscription Policy, described on pages 29-30 of the Prospectus, and the reopening of the Fund to all investors, subject to the various conditions set forth in the March 1, 2013 Summary Prospectus and Prospectus, effective March 1, 2014.  Upon the effective date of the reopening, all references to the Subscription Policy and language limiting the availability of the Fund’s shares pursuant to the Subscription Policy, in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE